TRANSFER AGREEMENT AND DEED IN LIEU OF FORECLOSURE

TRANSFER AGREEMENT AND DEED IN LIEU OF FORECLOSURE dated as of May 27, 2004 among (i) JETFLEET III, a California corporation ("Assignor"), (ii) WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (f/k/a First Security Bank, National Association), as indenture trustee ("Indenture Trustee") under an Amended and Restated Indenture of Trust dated as of September 22, 1995 (as heretofore amended, supplemented or modified, the "Indenture"), between Indenture Trustee and Assignor and (iii) WELLS FARGO BANK, NATIONAL ASSOCIATION, as owner trustee (in such capacity, ("Assignee") under a Trust Agreement dated of even date herewith between the Owner Trustee and the Indenture Trustee (the "Trust Agreement").

                                    RECITALS

A. Assignor and Indenture Trustee are party to the Indenture which sets forth, inter alia, terms and conditions relating to the issuance of JetFleet III Series A Secured Bonds (the "Bonds") by Assignor, and the creation and granting of a security interest for the benefit of Indenture Trustee in (among other items of property) the items of equipment identified on Exhibit A hereto (together with the engines, all parts, avionics, accessories, instruments, modules, appurtenances, furnishings, logs, manuals, books, film and records related thereto, the "Equipment") and the Relevant Agreements (as defined below);

B. Assignor has previously entered into certain lease and other agreements identified on Exhibit B hereto covering the Equipment (together with all amendments and supplements thereto, and all related documents, certificates and instruments to the date hereof, the "Relevant Agreements") and has received, in connection therewith, various cash security deposits, maintenance reserves and rent payments, which amounts are held in the accounts described on Exhibit C hereto (such amounts, collectively, the "Cash Collateral");

C. Assignor has defaulted on its obligations to the holders of the Bonds to make payments of principal and interest on the Bonds, which default constitutes an "Event of Default" under Sections 5.01(a) and 5.01(b) of the Indenture, and as a result of such default Indenture Trustee desires to exercise the remedy available to it pursuant to Section 5.04(d) of the Indenture for the benefit of the holders of Bonds;

D. The parties hereto anticipate that the proceeds from the sale of the assets subject to the lien of the Indenture will be less than amount outstanding under the Bonds and in order to reduce the costs involved in realizing the value of the Trust Estate (as defined in the Indenture), Assignor has agreed to transfer title to the Equipment to the Indenture Trustee or its nominee in partial satisfaction of its obligations under the Indenture in accordance with Section 9-620 and ff. of the California Uniform Commercial Code and the Letter Agreement between the Indenture Trustee and the Assignor dated April 8, 2004; and

E. Indenture Trustee desires to cause legal title to the Equipment to be transferred to Assignee for the benefit of the Indenture Trustee and the ultimate benefit of the holders of Bonds, and therefore directs, pursuant to the terms and conditions set forth below, Assignor to sell, transfer and assign to Assignee all of its right, title and interest in, to and under, the Equipment, the Relevant Agreements and the Cash Collateral (the Cash Collateral, collectively with the Equipment and the Relevant Agreements, the "Assigned Property") in lieu of foreclosure.

                                    AGREEMENT

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor, Indenture Trustee and Assignee agree as follows:

1. Assignment; Transfer in Lieu of Foreclosure. Assignor hereby sells, assigns, transfers and sets over unto Assignee, at the direction of Indenture Trustee, in lieu of foreclosure and in partial satisfaction of Assignor's obligations under the Indenture as set forth in the recitals to this Agreement, all of Assignor's right, title and interest in and to the Assigned Property, including without limitation all of its right, title and interest in and to the Equipment and all payments and other amounts due and to become due under the Relevant Agreements, in each case, from and after the date hereof.

2. Acceptance and Assumption; Partial Satisfaction of Bond Obligations. The Assignee hereby accepts (subject to the terms of the Trust Agreement) the assignment of all of Assignor's right, title and interest in and to the Assigned Property pursuant to the terms of this Agreement. The Indenture Trustee hereby accepts the foregoing assignment to the Assignee in partial satisfaction of the obligations of Assignor under the Indenture and agrees to apply the proceeds from disposition of the Assigned Property against such obligations of Assignor as are outstanding under the Indenture.

3. Assignor Representations and Acknowledgement.

3.1 Assignor represents and warrants to the Assignee that at the time of the execution of this Agreement:

(a) Organization, Standing and Power. Assignor is a corporation duly organized and validly existing in good standing under the laws of the State of California and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

(b) Title. Except for the lien of the Indenture and the lease agreement between Assignor and Trans Maldivian Airways identified as a Relevant Agreement on Exhibit B hereto, Assignor has legal title to the Assigned Property, free and clear of all liens, encumbrances, equities, security interests, restrictions on transfer, and of any other claims whatsoever arising by or through Assignor.

(c) No Conflicts. The execution, delivery and performance by Assignor of this Agreement and a FAA bill of sale (or such other similar document as shall be required to record the transfer with the applicable governmental authority) (A) do not require the approval or consent of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority, court, trustee or holder of any indebtedness or obligation on the part of Assignor other than those that have been obtained, made, done or taken, (B) do not and will not contravene any law, rule, regulation, order, writ, injunction or decree applicable to Assignor or Assignor's Articles of Incorporation or By-Laws, and (C) do not and will not result in any breach of or conflict with the terms and provisions of any agreement or instrument to which Assignor is a party or by which Assignor or its properties or assets may be bound or affected.

(d) Litigation. There is no action, suit, claim, proceeding or investigation pending or, to the knowledge of Assignor, threatened against Assignor before or by any court, administrative agency or other governmental authority which, if adversely determined, would impair the validity of, or the execution and delivery by Assignor of, this Agreement or any Operative Document or the performance by Assignor of its obligations hereunder or thereunder.

(e) Relevant Agreements. Exhibit B sets forth an exhaustive list of all documents and agreements entered into by Assignee with respect to the Equipment (other than the Indenture). Except for the Relevant Agreements and the Indenture, there are no documents that affect in any material respect the rights, interests, duties, obligations or liabilities of the Assignor in respect of the Assigned Property. Assignor has provided Assignee with true and correct copies of all amendments, supplements, and modifications to each Relevant Agreement and the Indenture.

(f) No Amounts Due. There are no amounts owed by Assignor to any lessee or sublessee under the Relevant Agreements and no such amount shall be owed by Assignee to any lessee or sublessee as a result of the consummation of the transactions contemplated hereby; provided, however, that Assignor makes no representations as to the existence of any reimbursement obligation owed to Trans Maldivian Airways Private Limited ("TMA") out of non-refundable reserve payments for maintenance performed by TMA of which Assignor has not been informed or notified. Assignor has received no information concerning, or notice of, the existence of any such maintenance or reimbursement obligation as of the date hereof.

3.2 ASSIGNOR SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE AIRWORTHINESS, CONDITION, VALUE, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE EQUIPMENT, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER (EXCEPT FOR SUCH TITLE REPRESENTATION SET FORTH IN SECTION 3.1(b)), EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT.

3.3 Assignor acknowledges that the "Event of Default" under Section 5.01(a) and 5.01(b) of the Indenture has occurred and is continuing, as referred to in Section C of the Recitals hereto.

4. Bill of Sale; Relevant Agreements; Account Information. Assignor shall promptly deliver to Assignee upon the execution of this Agreement (i) executed originals of such registration or recordation documents as shall have reasonably been requested by Assignee to register or record the transactions contemplated herein with any applicable governmental authorities (including, but not limited to a FAA bill of sale), (ii) executed originals of each of the Relevant Agreements (iii) all other documents, instruments or agreements which relate in any material respect to the Relevant Agreements and (iv) copies of the files (including without limitation correspondence with lessees and files pertaining to maintenance) of Assignee that relate to the Equipment. Immediately upon execution hereof, all Cash Collateral which has not already been placed in the Sinking Fund Account (as defined in the Indenture) shall be remitted to Assignee's account at: Wells Fargo Bank Northwest, N.A., ABA No. 121000248, Account Name: JetFleet III OT, Attn: Corporate Trust Services, Account No. 051-09221-15, Re: 40059/SEI No. 16118100.

5. Indemnification. Assignor shall indemnify and hold harmless Assignee and its successors and assigns from and against any and all claims, including, but not limited to reasonable attorneys fees and costs with respect to such claims, resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant on the part of Assignor under this Agreement or Assignor's failure to perform any of its obligations under the Indenture or the Relevant Agreements prior to the date hereof. This indemnification shall survive the consummation of the transactions contemplated by this Agreement and its termination.

6. Further Assurances; Notices; Payments.

                  6.1 Assignor will promptly and duly execute and deliver such further documents, deeds, bills of sale, and assurances and take such further action as may from time to time be necessary to carry out the intent and purpose of this Agreement, including, without limitation, if requested by Assignee, documents necessary for the deregistration and/or reregistration of the Equipment and/or filing of assignments of the Relevant Agreements with the appropriate governmental authorities. If requested by Assignee, Assignor shall use its reasonable best efforts to cause a lessee under a Relevant Agreement to amend and reissue in the name of the Assignee any documentation originally issued in the name of Assignor under the terms of such Relevant Agreement, and Assignor shall use its reasonable best efforts to cause all payments of amounts due under a Relevant Agreement (from a lessee or sublessee thereunder) to be made to Assignee directly. All reasonable costs and expenses incurred by Assignor, or payable to a lessee or lessee's counsel, in connection with the negotiation and execution of such documentation shall be paid by Assignee from the Cash Collateral, upon presentation of an original invoice for such reasonable costs and expenses.

                  6.2 Assignor shall obtain from each lessee of the Equipment a written acknowledgement in the form of Annex 1 hereto.

                  6.3 Assignor shall notify Assignee of, and shall hold in trust for the benefit of Assignee, any payments received by Assignor in respect of the Relevant Agreements. Upon receipt, and without request or demand therefor, any such payment shall be promptly remitted by Assignor to the account of Assignee specified in Section 4 hereof.

                  6.4 All notices required to be given to Assignor in its capacity as "Lessor" under and as defined in any of the Relevant Agreements or hereunder shall be promptly transmitted by Assignor from and after the date hereof to Wells Fargo Bank, National Association, Sixth and Marquette, MAC N9303-120, Minneapolis, MN, 55479, Fax: (612) 667-7337 Attention: Virginia A. Housum.

7. Reservation of Rights. Indenture Trustee does not waive, and hereby expressly reserves, all rights and remedies available to it pursuant to the Indenture and under any applicable law. The transfer in lieu of foreclosure effected hereby shall be without prejudice to any such right or remedy so provided, which rights and remedies may be exercised at any time hereafter in Indenture Trustee's sole discretion.

8. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

9. Entire Agreement. This Agreement supersedes all previous arrangements and agreements, whether written or oral, and comprises the entire agreement between the parties hereto, in respect of the subject matter hereof.

10. Severability. If any provision hereof shall be held invalid or unenforceable by any court or as a result of future administrative or legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof.

11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.







                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

  JETFLEET III, a California corporation


  By:________________________
  Name:
  Its:

  WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as Indenture
  Trustee


  By:________________________
  Name:
  Its:

  WELLS FARGO BANK, NATIONAL ASSOCIATION, as Owner Trustee


  By:________________________
  Name:
  Its:

300126876v3
                                    EXHIBIT A

                              EQUIPMENT INFORMATION



One (1) de Havilland DHC-6-300 aircraft, together with two Pratt & Whitney PW PT6A-27 engines, two Hartzell HC-B3TN-3D propellers and landing gear, all bearing the following marks:

------------------------------------------ -------------------------- ------------------------- ----------------------
                Aircraft                    Engines (Manufacturer's          Propellers
                                                  Serial No.)          (Manufacturer's Serial

No.) Lessee Name
------------------------------------------ -------------------------- ------------------------- ----------------------
------------------------ ----------------- -------------------------- ------------------------- ----------------------
 Manufacturer's Serial   Registration No.
          No.
------------------------ ----------------- -------------------------- ------------------------- ----------------------
------------------------ ----------------- -------------------------- ------------------------- ----------------------
          751                 8Q-TMK         PCE41344 and PCE40897     BUA24559 and BUA19694       TransMaldivian
                                                                                                       Airways
------------------------ ----------------- -------------------------- ------------------------- ----------------------

---------------------------------------------------
     Landing Gear (Manufacturer's Serial No.)
---------------------------------------------------
---------------------------------------------------
              Nose Landing Gear H789
---------------------------------------------------
---------------------------------------------------
             LH Main Landing Gear 543
---------------------------------------------------
---------------------------------------------------
            RH Main Landing Gear 40106
---------------------------------------------------

                                    EXHIBIT B

                       DESCRIPTIONS OF RELEVANT AGREEMENTS

1. Aircraft Purchase Agreement between JetFleet III and Aloha IslandAir, Inc. dated January 30, 1997.

2. FAA Aircraft Bill of Sale between JetFleet III and Aloha IslandAir, Inc. dated January 30, 1997.

3. Bill of Sale between JetFleet III and Aloha IslandAir, Inc. dated January 30, 1997.

4. Cross Receipt between JetFleet III and Aloha IslandAir, Inc. dated January 30, 1997.

5. Aircraft Lease Agreement between JetFleet III and Aloha IslandAir, Inc. dated January 30, 1997.

6. Operating Lease Agreement between JetFleet III and Trans Maldivian Airways Pvt. Ltd. dated September 27, 2001, as amended, modified or supplemented from time to time covering the de Havilland aircraft more completely described on Exhibit A above.

7. Certificate of Insurance issued by Aon Global Insurance Services Private Limited dated August 19, 2003 and relating to the Equipment.

8. Any other agreement, supplement, guaranty, instrument, certificate, or other document entered into in connection with items 1 through 7 above, or otherwise relating to the Equipment.

                                    EXHIBIT C

                                 CASH COLLATERAL


------------------------------------------------------------------ --------------------------
Cash Item                                                          Amount
------------------------------------------------------------------ --------------------------
------------------------------------------------------------------ --------------------------
Security Deposit (TransMaldivian Airways)                          $60,000
------------------------------------------------------------------ --------------------------
------------------------------------------------------------------ --------------------------
Maintenance Reserves (Aloha IslandAir, Inc.)                       $37,741
------------------------------------------------------------------ --------------------------
------------------------------------------------------------------ --------------------------
Maintenance Reserves (TransMaldivian Airways)                      $349,163
------------------------------------------------------------------ --------------------------
------------------------------------------------------------------ --------------------------
TOTAL CASH COLLATERAL                                              $446,904
------------------------------------------------------------------ --------------------------

Accounts

The Cash Collateral is mingled with the other funds of the Assignor currently held in the following accounts:

First Bank & Trust checking
Account [deleted from filing]

Fiserv Investor Services, Incorporated
Account [deleted from filing].

Franklin Money Fund
Account [deleted from filing]

                                     ANNEX 1

                           [FORM OF LETTER TO LESSEE]


Trans Maldivian Airways Private Limited ("TMA")
Male' International Airport
P.O. Box 2079 Male', Rep. Of Maldives TEL 011 960 325 708 FAX 011 960 323 161
Attn:    Managing Director - Bram Steller
         Finance Director - Krishnan Balakrishnan


[Date]

Re: Operating Lease Agreement between JetFleet III ("Lessor") and TMA dated as of October 17, 2001 (the "Lease") covering one (1) de Havilland DHC-6-300 aircraft bearing Maldives registration mark 8Q-TMK and manufacturer's serial number 751, together with two Pratt & Whitney PW PT6A-27 engines bearing manufacturer's serial number PCE41344 and PCE40897, respectively, and two Hartzell HC-B3TN-3D propellers bearing manufacturer's serial number BUA24559 and BUA19694 (the "Aircraft").



To Whom It May Concern:

Reference is made to (i) the Lease, (ii) the Amended and Restated Indenture of Trust dated as of September 22, 1995 (the "Indenture") between Wells Fargo Bank Northwest, National Association (f/k/a First Security Bank, National Association), as indenture trustee thereunder ("Indenture Trustee"), and Lessor, and (iii) the Transfer Agreement and Deed in Lieu of Foreclosure dated as of May __, 2004 (the "Transfer Agreement"), a copy of which is attached hereto.

TMA acknowledges the notice and instructions herein contained as adequate notice of the transactions contemplated by the Transfer Agreement. Pursuant to the Transfer Agreement, Lessor has transferred all of its right, title and interest in and to, inter alia, the Lease and the Aircraft to Wells Fargo Bank, National Association, as owner trustee ("Owner Trustee"). On and after the date hereof, all payments due to Lessor under the Lease and any other agreement, supplement, guaranty, instrument, certificate, or other document entered into in connection therewith (the "Lease Documents") shall be made to Owner Trustee, at its account at Wells Fargo Bank Northwest, N.A., ABA No. 121000248, Account Name: JetFleet III OT, Attn: Corporate Trust Services, Account No. 051-09221-15, Re: 40059/SEI No. 16118100.

TMA will cause Indenture Trustee and Owner Trustee to be added as additional insureds under the liability insurance and Owner Trustee to be added as sole loss payees under the hull insurance until the expiration of the Lease. TMA acknowledges and agrees that Lessor is not in default of any of its obligations under the Lease Documents and all payment obligations owed by the Lessor to Lessee under the Lease Documents have been satisfied as of the date hereof.

Please indicate your acceptance of the above by signing below.

Very truly yours,



JETFLEET III, a California corporation

By:_____________________
Name:
Title:

Acknowledged and Agreed:

TRANS MALDIVIAN AIRWAYS

By:____________________
Name:
Title: